UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Riverview Financial Corporation

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RIVERVIEW FINANCIAL CORPORATION

3901 NORTH FRONT STREET

HARRISBURG, PENNSYLVANIA 17110

(717) 957-2196

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 13, 2019

TO THE SHAREHOLDERS OF RIVERVIEW FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Riverview Financial Corporation (the “Corporation”) will be held at the Toftrees Golf Resort and Conference Center, One Country Club Lane, State College, Pennsylvania, 16803, on Thursday, June 13, 2019 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

1.	The election of four (4) Class 3 directors to serve for a three-year term and until their successors are elected and qualified;

2.	The approval and adoption of the Riverview Financial Corporation 2019 Equity Incentive Plan;

3.	The ratification of the appointment of Crowe LLP, Certified Public Accountants, Washington, D.C., as the independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.	The transaction of such other business as may be properly brought before the meeting and any adjournment or postponement of the meeting.

The Board of Directors recommends that you vote “FOR” the election of each of the nominees for directors listed in the attached proxy statement; “FOR” approval and adoption of the Riverview Financial Corporation 2019 Equity Incentive Plan; and “FOR” the ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019.

Only those shareholders of record, at the close of business on April 15, 2019, are entitled to receive notice of and to vote at the meeting.

Riverview encourages you to vote your shares in advance of the Annual Meeting so that your shares will be represented and voted at the Annual Meeting if you cannot attend in person and are eligible to vote. You may vote by signing and returning your proxy card by mail in the enclosed postpaid envelope, by telephone, via the internet or by attending the meeting and voting your shares in person. For telephone voting, call toll-free, 1-800-776-9437 from any touch-tone telephone and follow the instructions. For internet voting, access www.voteproxy.com and follow the on-screen instructions. Whether voting by telephone or via internet, ensure that you have your proxy card available.

We cordially invite you to attend the meeting. Your proxy is revocable. You may revoke your proxy at any time prior to the vote by submitting a later-dated proxy using one of the methods referred to above or by delivering written notice of revocation to the secretary at the Annual Meeting. Shareholders may vote as often as they wish via telephone or internet, but only the last vote received will be tabulated. Telephone and internet sites are closed at 11:59 p.m., Eastern Time, on the day prior to the meeting.

Enclosed is a copy of Riverview Financial Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2018.

BY THE ORDER OF THE BOARD OF DIRECTORS

Kathy Ann Paul

Secretary

3901 North Front Street

Harrisburg, Pennsylvania

May 1, 2019

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be Held on June 13, 2019:

Our Proxy Statement on Schedule 14A, form of proxy card and 2018 Annual Report on Form 10-K are available at: https://riverviewbankpa.com/ by clicking on the Investor Relations link.

PROXY STATEMENT

Dated and to be mailed on or about May 1, 2019

RIVERVIEW FINANCIAL CORPORATION

3901 NORTH FRONT STREET

HARRISBURG, PENNSYLVANIA 17110

(717) 957-2196

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 13, 2019

PROXY STATEMENT

Date, Time and Place of Annual Meeting

The Annual Meeting of the shareholders of Riverview Financial Corporation (the “Corporation”) will be held on Thursday, June 13, 2019, at 10:00 a.m. at the Toftrees Golf Resort and Conference Center, One Country Club Lane, State College, Pennsylvania, 16803. Only shareholders of record at the close of business on April 15, 2019 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the meeting.

Proposals to be Voted on at the Annual Meeting

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

•	Election of four (4) Class 3 directors of the Corporation, to serve for a three-year term and until their successors are elected and qualified;

•	The approval and adoption of the Riverview Financial Corporation 2019 Equity Incentive Plan;

•	Ratification of the appointment of Crowe LLP, Certified Public Accountants, Washington, D.C., as the independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	Transaction of such other business as may be properly brought before the meeting and any adjournment or postponement of the meeting.

Solicitation of Proxies

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation for the 2019 Annual Meeting of Shareholders. This proxy statement and the related proxy card are first being distributed on or about May 1, 2019. The Corporation will bear the expense of soliciting proxies. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The Corporation will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to owners of the Corporation’s Common Stock. In addition to the solicitation of proxies by mail, directors, officers and employees of the Corporation and its subsidiaries may, without additional compensation, solicit proxies in person, by telephone, and through other means of communication.

Riverview encourages you to vote your shares by proxy, using the enclosed proxy card, or by using the telephone or internet voting options described on the proxy card in advance of the Annual Meeting so that your shares will be represented and voted at the Annual Meeting if you cannot attend in person and are eligible to vote. You may vote by signing and returning the enclosed proxy card by mail in the enclosed postpaid envelope, electronically by telephone or the internet using the instructions stated on the enclosed proxy card or by attending the Annual Meeting and voting in person. For telephone voting, call toll-free, 1-800-776-9437 from any touch-tone telephone and follow the instructions. For internet voting, access www.voteproxy.com and follow the on-screen instructions. Whether voting by telephone or via internet, ensure that you have your proxy card available.

If you hold shares in street name with a bank or broker, it is important that you instruct your bank or broker how to vote your shares if you want your shares to be voted on the election of directors or on the adoption of the 2019 Equity Incentive Plan. If you hold your shares in street name and you do not instruct your bank or broker how to vote your shares in the election of directors or approval and adoption of the 2019 Equity Incentive Plan, no votes will be cast on your behalf for those matters unless you provide instructions to your broker on how to vote. Your bank or broker will, however, continue to have discretion to vote any shares for which no voting instructions have been provided on the ratification of the appointment of Riverview’s independent auditor and other matters that your bank or broker considers routine.

If you hold shares in street name with a bank or broker and you wish to vote your shares in person at the Annual Meeting, you will need to obtain a “legal proxy” from your bank or broker authorizing you to vote the shares at the Annual Meeting. A “legal proxy” is different than the proxy card you may receive from your broker.

Voting of Shares

By giving your proxy, you appoint Joseph D. Kerwin and Marlene K. Sample, as proxy holders, to vote your shares in the manner indicated by you. Unless revoked, any proxy given pursuant to this solicitation will be voted at the Annual Meeting, including any adjournment or postponement thereof, in accordance with the instructions of the shareholder giving the proxy. In the absence of instruction, all proxies will be voted FOR the election of the director nominees identified in this proxy statement, FOR the approval and adoption of the 2019 Equity Incentive Plan and FOR the ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the Annual Meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of the Corporation as permitted by Rule 14a-4 under the Securities Exchange Act of 1934, as amended.

As of the Record Date, 69,846 shares of Riverview voting Common Stock were held by Riverview’s Trust department in a fiduciary capacity for fiduciary accounts. The shares held in this manner, in the aggregate, represent approximately 0.89% of the total voting common shares outstanding. In the absence of voting directions from the account owner, these shares will not be voted by Riverview.

Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth on his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder’s account will not be voted.

Each participant in the Riverview Financial Common Stock Fund of the Riverview Financial Corporation 401(k) Plan (or beneficiary of a deceased participant) is entitled to direct the Plan Trustee how to vote shares of Riverview voting Common Stock that are allocated to his or her account under the 401(k) Plan, on any matter in which other holders of Riverview’s voting Common Stock are entitled to vote. All shares of Riverview stock allocated to accounts for which the Plan Trustee did not receive instructions from a participant will be voted by the Plan Trustee in the trustee’s discretion and in accordance with applicable fiduciary duties under ERISA.

Revocability of Proxies

The execution and return of the enclosed proxy card will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. A shareholder may revoke any proxy given pursuant to this solicitation by (i) delivering written notice of revocation to Kathy Ann Paul, Secretary of the Corporation, 3901 North Front Street, Harrisburg, Pennsylvania, 17110, (ii) submitting a later proxy via telephone or internet within the deadlines stated on the proxy card for voting using those methods, (iii) delivering a later dated proxy and giving written notice of the revocation to Kathy Ann Paul at any time before the shares are voted at the Annual Meeting, or (iv) appearing at the Annual Meeting and voting in person after giving notice thereof to the Secretary of the meeting. Shareholders may vote as often as they wish via telephone or internet, but only the last vote received will be tabulated. Telephone and internet sites are closed at 11:59 p.m., Eastern Time, on the day prior to the meeting.

Although the Board of Directors knows of no other business to be conducted at the meeting, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors on any matter as to which the Corporation did not have reasonable notice.

Quorum; Required Vote

At the close of business on the Record Date, the Corporation had 7,806,173 issued and outstanding shares of no par value voting common stock (the “Common Stock”) held by approximately 1,160 shareholders of record. The Common Stock is the only class of Corporation stock entitled to vote at the Annual Meeting. Each holder of the Corporation’s Common Stock, excluding shares of CBT Financial Corp. that have not yet been exchanged for shares of Riverview’s Common Stock, is entitled to one vote per share owned of record on the Record Date on all business presented at the Annual Meeting.

A majority of the outstanding shares of Common Stock of the Corporation, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and the Corporation’s Bylaws, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are counted in determining the presence of a quorum if they have voted on at least one non-procedural matter at the Annual Meeting.

In the case of the election of directors, the four (4) candidates receiving the highest number of votes will be elected. Shareholders are not entitled to cumulate votes for the election of directors. In the case of the approval and adoption of the 2019 Equity Incentive Plan, the affirmative vote of a majority of votes cast, in person or by proxy, is required for approval. For all other matters to be voted upon, the affirmative vote of a majority of votes cast, in person or by proxy, at the Annual Meeting, is required for approval, except in cases where the vote of a greater number of shares is required by law or under the Corporation’s Articles of Incorporation or Bylaws. Abstentions, “withhold” votes and broker non-votes will not be treated as votes cast. As a result, they will have no effect on the outcome of the vote to approve any of the proposals.

Shareholder Proposals for the 2020 Annual Meeting

Shareholder proposals for the 2020 Annual Meeting must be addressed to the Secretary of the Corporation and received on or about January 2, 2020 at the principal executive offices of Riverview Financial Corporation at 3901 North Front Street, Harrisburg, PA 17110, to be considered for inclusion in our 2020 Proxy Statement. Shareholder proposals that will not be included in the 2020 Proxy Statement, but which a shareholder intends to bring to a vote at the Annual Meeting, will be considered untimely if submitted after March 17, 2020.

CORPORATE GOVERNANCE

Our Board of Directors believes that the purpose of corporate governance is to ensure that shareholder value is maximized in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices, which the Board and senior management believe promote this purpose, that are sound and represent best practices. We continually review these practices, Pennsylvania law (the state in which we are incorporated), and best practices suggested by recognized corporate governance authorities.

Director Independence

Currently, our Board of Directors has fifteen (15) members. The Corporation follows the NASDAQ Stock Market standards for independence. Under those standards, the following fourteen (14) directors are considered independent: Mses. Cherry, Gathagan and Sample and Messrs. Evans, Greenawalt, Hoover, Johnston, Kerwin, Kohlhepp, McMillen, Metzgar, Resh, Soult and Wood. This constitutes more than a majority of our Board of Directors. All members of our Audit Committee, Compensation Committee and Governance and Nominating Committee meet all independent standards applicable to services on those committees.

In determining the directors’ independence, the Board of Directors considered any services provided to Riverview, loan transactions between Riverview Bank and the directors, their respective family members and businesses with whom they are associated, as well as any contributions made to non-profit organizations with whom the directors are associated.

The following table includes a description of other categories or types of transactions, relationships or arrangements considered by the Board (in addition to those listed above and under the section entitled “Transactions with Directors and Executive Officers” below) in reaching its determination that the fourteen (14) directors are independent.

Name	Independent	Other Transactions/Relationships/Arrangements
Ms. Cherry	Yes	None
Mr. Evans	Yes	Provision of legal services
Ms. Gathagan	Yes	None
Mr. Greenawalt	Yes	None
Mr. Hoover	Yes	None
Mr. Johnston	Yes	None
Mr. Kerwin	Yes	None
Mr. Kohlhepp	Yes	None
Mr. McMillen	Yes	None
Mr. Metzgar	Yes	None
Mr. Resh	Yes	None
Ms. Sample	Yes	Advertising services source
Mr. Soult	Yes	None
Mr. Wood	Yes	None

In each case, the Board determined that none of the transactions noted impair the independence of the director.

Meetings and Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, and Governance and Nominating Committee. All Committees are required to have an odd number of members, effective February 28, 2019. In the event a committee vote is deadlocked (i.e., an even number of votes for and against an item to be approved), then the matter will be resolved by vote of the full Board of Directors.

Board Meetings. During 2018, the Board of Directors met twenty-three (23) times. All of the directors attended at least 75% of all meetings of the Board and respective Committees on which they served. In addition, although the Corporation does not have a formal policy regarding attendance by directors at the Annual Meeting of Shareholders, it is generally expected that each director will attend. All of the Corporation’s directors attended the 2018 Annual Meeting of Shareholders.

Audit Committee. The Audit Committee met five (5) times during 2018, and operates pursuant to a written charter, a copy of which is available on Riverview Bank’s website at https://www.riverviewbankpa.com/ under Investor Relations – “Governance Documents”. The members of the Audit Committee are Howard R. Greenawalt, Chairman, Charles R. Johnston, Timothy E. Resh and Marlene K. Sample. Each member of the Audit Committee is considered “independent” in accordance with the NASDAQ independence standards applicable to Audit Committee membership. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the audit of the Corporation’s financial statements. The scope of the Audit Committee’s oversight responsibility includes the financial reporting process, the system of internal control over financial reporting, independence requirements, the audit process, and the institution’s process for monitoring compliance with laws and regulations with respect to financial reporting. As such the Audit Committee reviews:

•	The fairness of the presentation of Riverview’s financial statements in all material respects and Riverview’s systems of internal accounting and financial controls over financial reporting;

•	The performance of the Corporation’s independent registered public accounting firm (audit firm);

•

The quarterly review and annual independent audit of Riverview’s financial statements, the engagement of the independent auditors and evaluation of the independent auditor’s qualifications, independence and performance; and

•	Riverview’s compliance with legal and regulatory requirements, including disclosure controls and procedures, with respect to financial reporting.

Further, it is the responsibility of the Audit Committee to provide independent oversight and to monitor and maintain lines of communication between the Board of Directors, the external auditors, the internal auditors and the senior management of the Corporation. The Audit Committee is also responsible for matters concerning the relationship between the Corporation and its independent auditors, including annually recommending their appointment or removal, reviewing the scope of their audit services and related fees as well as other services they may provide to the Corporation, and determining whether the auditors are independent. The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. Messrs. Greenawalt and Johnston were each determined by the Board of Directors to be an “audit committee financial expert” as defined in SEC Regulation S-K.

Compensation Committee. The Compensation Committee met thirteen (13) times during 2018 and operates pursuant to a written charter, a copy of which is available on Riverview Bank’s website at https://www.riverviewbankpa.com/ under Investor Relations – “Governance Documents”. The Compensation Committee is comprised of Kevin D. McMillen, Chairman, Maureen M. Gathagan, David W. Hoover, Joseph D. Kerwin and Andrew J. Kohlhepp, who are all considered to be independent under the NASDAQ independence standards applicable to Compensation Committee membership. The Compensation Committee is responsible for formulating, evaluating and recommending to the Board the compensation of Riverview’s executive officers, overseeing all compensation programs involving the issuance of Riverview’s stock and other equity securities of Riverview, assessing Bank compensation programs for risk, annually reviewing the Bank’s executive compensation, salary administration and benefit programs to determine that they are current and properly coordinated, recommending to the Board the compensation for directors and overseeing employment agreements.

Governance and Nominating Committee. The Governance and Nominating Committee met four (4) time during 2018. The Governance and Nominating Committee consists entirely of independent directors as defined under the NASDAQ independence standards applicable to Governance and Nominating Committee membership. The members of the Governance and Nominating Committee are David W. Hoover, Chairman, Paula M. Cherry, Albert J. Evans, Maureen M. Gathagan, Joseph D. Kerwin and Marlene K. Sample. The principal duty of the Governance and Nominating Committee includes developing corporate governance guidelines of the Corporation, ensuring compliance with such governance policies, procedures and practices and periodically overseeing the evaluation of the Board of Directors and management performance. In addition, the committee serves as the Corporation’s nominating committee and is responsible for identifying individuals qualified to become Board members based upon criteria specified by the Board and recommending nominees to fill vacancies. The Governance and Nominating Committee operates under a formal charter adopted by the Board of Directors, a copy of which is available on Riverview Bank’s website at https://www.riverviewbankpa.com/ under Investor Relations – “Governance Documents”.

Code of Ethics

The Corporation adopted a Code of Ethics that applies to all directors, officers and employees of the Corporation and the Bank. The Code of Ethics defines the standards of honesty, integrity, impartiality and conduct that are essential to ensure the proper performance of the Corporation’s business and to ensure public trust. A copy of the Code of Ethics may be obtained, without charge, by contacting Kathy Ann Paul, Corporate Secretary, Riverview Financial Corporation, 3901 North Front Street, Harrisburg, Pennsylvania 17110.

Shareholder Communications

Shareholders who wish to send communications to the Board may send communications to Kathy Ann Paul, Corporate Secretary, Riverview Financial Corporation, 3901 North Front Street, Harrisburg, Pennsylvania 17110.

Nomination of Directors

Under the Corporation’s Bylaws, Board nominations may be made by the Board of Directors or by any shareholder entitled to vote on the election of directors, provided that all nominees must meet the age and ownership requirements discussed below. The Governance and Nominating Committee does not maintain a formal diversity policy with respect to the identification or selection of directors for nomination to the Board. As part of the Committee’s process to identify and select director nominees, diversity is one of many factors considered, including skill, experience and time availability, in evaluating candidates. The Board does not assess shareholder nominees using a different standard from that used to assess Board nominees. In order for a shareholder to make a nomination, the shareholder must provide a notice, along with additional information about the proposed nominee(s), as required by Section 9.2 of the Bylaws, to our corporate Secretary not less than sixty (60) days prior to the date of any meeting of shareholders called for the election of directors. If the Annual Meeting were held on the same date next year, the deadline to submit a director nominee would be on or about April 14, 2020. The chairman of the Annual Meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws. If the chairman determines that a nomination was not made in accordance with the Bylaws, the chairman shall declare so at the Annual Meeting, and the defective nomination will be disregarded. You can obtain a copy of the full text of the Bylaw provision by writing to Kathy Ann Paul, Corporate Secretary, Riverview Financial Corporation, 3901 North Front Street, Harrisburg, Pennsylvania 17110.

Leadership Structure

Before January of 2019, the Corporation’s senior leadership was shared between the Chief Executive Officer and President and the Chairman of the Board, respectively. In 2019, however, the Board determined to combine the offices of Chief Executive Officer and President. Many public companies combine the positions of Chief Executive Officer and President. This structure permits the Chief Executive Officer to cohesively manage daily operations. Riverview believes that separation of the Chief Executive Officer and President roles is not necessary because it has an independent Chairman providing sufficient counterbalance to the combined Chief Executive Officer and President position in terms of risk oversight and management evaluation.

Risk Oversight

Oversight of material risks facing the Corporation is a major area of emphasis for the Board of Directors. A separate standing Risk and Compliance Committee of the Board facilitates our Board’s oversight responsibilities with respect to managing risk throughout the Corporation. The Committee, which acts completely independent of management, reports directly to the full Board and meets at least quarterly, or more frequently as circumstances dictate. The Committee receives regular reports from management and other standing Board committees regarding relevant risks and the actions taken by management to adequately address those risks. The current members of the Risk and Compliance Committee are: Messrs. Hoover, Chairman, Greenawalt, Kohlhepp, Soult and Wood, all of whom are considered “independent”. The Risk and Compliance Committee operates under a formal charter adopted by the Board of Directors, a copy of which is available on Riverview Bank’s website at https://www.riverviewbankpa.com/ under Investor Relations – “Governance Documents”.

PROPOSAL 1: ELECTION OF DIRECTORS

The Corporation’s Articles of Incorporation provide that the Board of Directors shall consist of at least seven (7), but not more than twenty-five (25) persons, as determined by the Board of Directors from time to time. The Board currently has fifteen (15) members; however, effective as of the Annual Meeting, the total number of members of the Board will be reduced to fourteen (14), as described below. The Board is divided into three classes, as nearly equal in number as possible. Directors serve staggered, three-year terms, such that the term of office of one class of directors expires each year. Currently, the term of the Class 1 directors expires at the 2020 Annual Meeting, the term of Class 2 directors expires at the 2021 Annual Meeting, and the term of Class 3 directors expires at the 2019 Annual Meeting.

Any vacancy occurring on the Board of Directors, whether due to an increase in the number of directors, resignations, retirement, death or any other reason, may be filled by a majority of the remaining members of the Board of Directors, or by a sole remaining director, though less than a quorum, and each person so appointed will serve as a director until the expiration of the term of office of the class of directors to which he or she was appointed. The Bylaws do not permit the nomination of any individual as a director who shall have attained the age of seventy (70) years on or before the date of the Annual Meeting at which directors are to be elected. As of the 2019 Annual Meeting, Director Charles R. Johnston, Jr. is retiring from the Board as a result of this requirement, thus reducing the size of the Board to fourteen (14) members. The ages of the directors presented in the table are as of the April 15, 2019 Record Date.

Except for directors of the Corporation who were in office as of September 27, 2018, no person shall be nominated or elected to serve as a Director who beneficially owns less than 2,000 shares of common stock of the Corporation as of both the date they are nominated and the date they are elected to serve on the Board. A director shall beneficially own at least 4,000 shares of common stock of the Corporation by the two-year anniversary of the date of their election or appointment to the Board. Notwithstanding the foregoing, directors serving on the Board of the Corporation as of September 27, 2018 shall instead beneficially own at least 4,000 shares of common stock before year end 2020 to remain on the Board of the Corporation. All ownership requirements are continuous; a director must maintain the applicable level of ownership at all times until termination of their service as a member of the Board. Any member of the Board who fails to reach or maintain the required level of ownership shall be required to immediately resign from the Board as of the date such requirement is no longer met.

The Board of Directors has nominated the following four (4) persons for election as Class 3 directors, to serve for a three-year term and until their successors are duly elected and qualified. In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director if elected.

The Board of Directors recommends a vote “FOR” the following four (4) nominees:

Nominees for Class 3 Directors to serve until 2022

Name and Age	Director Since	Principal Occupation for the Past Five Years and Positions Held with Riverview Financial Corporation and Subsidiaries

Albert J. Evans, 52	2007(3)	Mr. Evans has been a trial attorney with the Law Firm of Fanelli, Evans & Patel, P.C. for over 25 years and is the current President of the Firm. He is licensed to practice law in the states of Pennsylvania and New Jersey. He is a Board Member of the Pennsylvania Trial Lawyers Association, a Diplomat of the American Association for Justice, and a Delegate for the Pennsylvania Bar Association in 2007-2008. He also currently serves on the Lawyers Advisory Committee for the United States District Court for the Middle District of Pennsylvania and is the Secretary of the Schuylkill County Bar Association. Mr. Evans has been involved in numerous complex litigations and is a member of the Million Dollar Advocates forum. Mr. Evans is also a Eucharistic Minister. Mr. Evans’ qualifications to serve on Riverview’s Board include his prior experience as a director of the Union Bank and Trust Company, appointed in 2007. He served as counsel for a financial institution and has experience with acquisition transactions and corporate legal matters.

David W. Hoover, 58	2007(1)(2)	Mr. Hoover is the owner and President of Hoover Financial Services, Inc., which is an accounting/tax preparation/business consulting firm located in Halifax, Pennsylvania. He formerly served as a director of HNB Bancorp, Inc. and Halifax National Bank since 2007. Mr. Hoover is currently the Vice-Chairman of the Board of Riverview Financial Corporation and Riverview Bank. Prior to October 1, 2017, he held the position of Chairman of the Board of Riverview since its inception December 2008. Mr. Hoover’s qualifications include his leadership skills, financial expertise and his knowledge of the communities served by the Bank.

Kevin D. McMillen, 62	2007(5)	Mr. McMillen is the retired regional Vice President of Burns and Burns Associates, Inc., an insurance agency. Mr. McMillen earned a Bachelor of Science degree in biology from Clarion University and a Master of Science degree from Florida Institute of Technology. He is Chairman of the Board of Clearfield County Charitable Foundation. Mr. McMillen’s qualifications include his business background and his involvement in the communities serviced by the Bank.

Carl W. Metzgar, 37	2016(4)	Mr. Metzgar is a founding member and practicing attorney with the law firm of Metzgar and Metzgar, LLC since 2008. He is a member of the Pennsylvania House of Representatives since 2009, serving on the Commerce Committee. Mr. Metzgar is a founding member of Metzgar Cattle Co., a red angus beef cattle operation. Mr. Metzgar’s qualifications include his legal expertise, leadership skills, and his knowledge and involvement in the community.

Information regarding the Corporation’s continuing directors is provided as follows:

Class 1 Directors to serve until 2020

Name and Age	Director Since	Principal Occupation for the Past Five Years and Positions Held with Riverview Financial Corporation and Subsidiaries

Brett D. Fulk, 50	2015	Mr. Fulk is the Chief Executive Officer and President effective January 2, 2019 and a director of Riverview Financial Corporation and Riverview Bank since June 30, 2015. Previously, he was the President of Riverview Financial Corporation and Riverview Bank since June 30, 2015 and the Chief Operations Officer from July 2011 to June 30, 2015. From November 2007 to June 2011, Mr. Fulk served as a Managing Director of Commercial Services, Pennsylvania division, Regional Executive, and Region President for Susquehanna Bank. From 1990 to 2007, Mr. Fulk served in the capacity of Region President in both the Northcentral PA and York Regions for CommunityBanks (which was acquired by Susquehanna Bank). Mr. Fulk’s qualifications include an extensive and diverse banking background and his involvement in the communities serviced by the Bank.

Name and Age	Director Since	Principal Occupation for the Past Five Years and Positions Held with Riverview Financial Corporation and Subsidiaries

Maureen M. Gathagan, 45	2017(5)	Ms. Gathagan is a veteran business professional with more than 20 years of diverse management experience in various industries, including pharmacy, grocery store retail and fast food. She earned a Bachelor of Arts degree in Applied Psychology from Indiana University of Pennsylvania and a MS degree in Industrial & Organization Psychology from the University of Baltimore. Ms. Gathagan’s qualifications include her active involvement and participation in numerous local non-profit and charitable organizations and her position as a Board member of Clearfield Educational Foundation, Clearly Ahead Development and United Way of Clearfield County, Clearfield, Pennsylvania.

Howard R. Greenawalt, 66	2012(2)	Mr. Greenawalt is a certified public accountant and a former owner and officer of Greenawalt & Company, P.C., a public accounting firm located in Mechanicsburg and Carlisle, Pennsylvania. He retired as an officer and owner of the firm on January 1, 2012 but continued as an employee of the firm until his retirement on December 31, 2018. He attended the University of North Carolina, Chapel Hill and received a Bachelor of Science degree in accounting from Elizabethtown College. Mr. Greenawalt has extensive audit, accounting and tax experience, and brings broad financial proficiency and leadership skills as a managing officer of a local company.

John G. Soult, Jr., 55	1999(5)	Mr. Soult is the Chairman of the Board of Directors of Riverview Financial Corporation and Riverview Bank, effective October 1, 2018 as required by the Agreement and Plan of Merger, entered into by and between Riverview Financial Corporation and CBT Financial Corp, dated April 19, 2017. Mr. Soult is a Vice President of Soult Wholesale Company, a wholesale building materials company. He earned a Bachelor of Science degree in economics from Dickinson College and a Master of Science degree in business from Johns Hopkins University. Mr. Soult’s qualifications include his business expertise and his knowledge of the communities serviced by the Bank.

William E. Wood, 70	2006(5)	Mr. Wood completed his one-year tenure as the Chairman of the Board of Directors of Riverview Financial Corporation and Riverview Bank for the period beginning October 1, 2017 to September 30, 2018 as required by the Agreement and Plan of Merger, entered into by and between Riverview Financial Corporation and CBT Financial Corp, dated April 19, 2017. He previously served as the Chairman of the Board of CBT Financial Corp and CBT Bank. Mr. Wood holds a MBA from St. Francis University and a Bachelor of Science degree in economics with honors from Robert Morris University. He also holds a degree in electrical engineering from the Pennsylvania State University and is a graduate of the Stonier Graduate School of Banking at the University of Delaware. Mr. Wood’s qualifications include an extensive and diverse banking background and his involvement in the communities served by the Bank spanning 48 years.

Class 2 Directors to serve until 2021

Name and Age Nominees:	Director Since	Principal Occupation for the Past Five Years and Positions Held with Riverview Financial Corporation and Subsidiaries

Paula M. Cherry, 63	2011(5)	Ms. Cherry is a practicing attorney and partner in the law firm of Gleason, Cherry and Cherry LLP of DuBois, Pennsylvania and also serves as the Assistant Solicitor for the city of DuBois, Pennsylvania. Ms. Cherry earned a Bachelor of Arts degree from Goucher College and a Juris Doctorate degree from The Dickinson School of Law. Ms. Cherry’s qualifications include her extensive legal and business experience and her involvement in the communities serviced by the Bank.

Name and Age Nominees:	Director Since	Principal Occupation for the Past Five Years and Positions Held with Riverview Financial Corporation and Subsidiaries

Joseph D. Kerwin, 56	2005(1)(2)	Mr. Kerwin has been a practicing attorney with over 25 years of experience and is a partner with the law firm of Kerwin & Kerwin located in Elizabethville, Pennsylvania. He formerly served as a director of HNB Bancorp, Inc. and Halifax National Bank since 2005. Mr. Kerwin’s qualifications include his extensive legal and business expertise and his knowledge of the communities served by the Bank.

Andrew J. Kohlhepp, 68	2001(5)	Mr. Kohlhepp is a licensed mental health counselor with Transitions Counseling and Life Coaching. He earned a Masters in mental health counseling from Capella University as well as a MBA, with a concentration in marketing, from the University of Oklahoma. Mr. Kohlhepp earned a Bachelor of Arts degree in Business Administration as well as a Bachelor of Science degree in Business Education from Ohio University. Mr. Kohlhepp’s qualifications include his experience in managing a business as well as his knowledge of the communities serviced by the Bank.

Timothy E. Resh, 65	2008(4)	Mr. Resh is a retired pastor of Brothers Valley Church of the Brethren. He formerly served as the Chairman of the Board of Citizens National Bank of Meyersdale since 2008. Mr. Resh has extensive experience in business management, community leadership, agricultural and retail operations. Mr. Resh’s qualifications include his extensive community involvement and diversified clergy/business background and his experience as the former Chairman of the Board of Citizens National Bank of Meyersdale.

Marlene K. Sample, 68	2011(5)	Ms. Sample is the Chairman of Sample Media – MSK, Inc. and President of ATJ Printing, Inc. of Huntingdon, Pennsylvania. Ms. Sample earned a Bachelor of Arts degree in political science from the Pennsylvania State University. Ms. Sample’s qualifications include her extensive business expertise and her active involvement in the communities serviced by the Bank.

(1)	Includes service as a director of First Perry Bancorp, Inc. and its subsidiary, The First National Bank of Marysville and HNB Bancorp, Inc. and its subsidiary, Halifax National Bank.
(2)	Includes service as a director of Riverview Financial Corporation and its subsidiary, Riverview Bank.
(3)

The individual became a director of the Corporation effective November 1, 2013 as a result of the consolidation with Union Bancorp, Inc. The year presented includes service as a director of Union Bancorp, Inc. and its subsidiary, Union Bank and Trust Company.

(4)

The individual became a director of the Corporation effective December 31, 2015 as a result of the merger of Citizens National Bank of Meyersdale. The year presented includes service as a director of Citizens.

(5)	The individual became a director of the Corporation effective October 1, 2017 as a result of the merger of CBT Financial Corp. The year presented includes service as a director of CBT Financial Corp.

SHARE OWNERSHIP

Principal Holders

Persons and groups who beneficially own in excess of five percent of Riverview’s issued and outstanding voting shares of Common Stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding such beneficial ownership. The following table shows as of February 28, 2019, certain information as to the parties who beneficially owned more than five percent of our Common Stock. We know of no persons, except as listed below, who beneficially owned more than five percent of our voting common stock as of February 28, 2019.

Name and Address of Beneficial Owner	Number of Shares Owned		Percent of Shares of Common Stock Outstanding
EJF Capital LLC 2107 Wilson Blvd Suite 410 Arlington, VA 22201	409,271	(1)	5.25%

(1)	This information is based on Schedule 13F filed with the SEC on February 13, 2019 by EJF Capital LLC.

Beneficial Ownership of Executive Officers, Directors and Nominees

The following table shows, as of February 28, 2019, the amount and percentage of each class of equity securities of the Corporation’s beneficially owned by each director, each director nominee, each named executive officer and all directors, nominees and executive officers of the Corporation as a group.

Unless otherwise indicated in a footnote appearing below the table, all shares reported in the following table are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share. All shares reported are shares of Common Stock, and none of the directors and executive officers owns any other class of equity of the Corporation.

Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Directors and Nominees:
Paula M. Cherry	18,184	0.23%
Albert J. Evans (2)	40,603	0.52%
Brett D. Fulk (3)	72,466	0.92%
Maureen M. Gathagan	2,670	0.03%
Howard R. Greenawalt (2)	24,582	0.31%
David W. Hoover (2)	36,057	0.46%
Charles R. Johnston, Jr.	2,528	0.03%
Joseph D. Kerwin (4)	40,501	0.52%
Andrew J. Kohlhepp	13,356	0.17%
Kevin D. McMillen	23,166	0.30%
Carl W. Metzgar	2,380	0.03%
Timothy E. Resh	4,019	0.05%
Marlene K. Sample	11,479	0.15%
John G. Soult, Jr.	26,058	0.33%
William E. Wood	11,440	0.15%
Named Executive Officer:
Scott A. Seasock, CFO (5)	14,000	0.18%

All directors and named executive officers as a group (16 persons)	343,489	4.36%

(1)

Beneficial ownership of shares of the Corporation’s common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contact, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock; or (ii) investment power, which includes the power to dispose or direct the disposition of the stock; or (iii) the right to acquire beneficial ownership within 60 days after February 28, 2019.

(2)	Total includes 5,333 fully vested options that may be exercised at any time.
(3)	Total includes 45,500 fully vested options that may be exercised at any time.
(4)	Total includes 6,083 fully vested options that may be exercised at any time.
(5)	Total includes 10,000 fully vested options that may be exercised at any time.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table discloses the number of outstanding options granted by the Corporation to participants in all equity compensation plans, as well as the number of securities remaining available for future issuance under such plans, as of December 31, 2018.

	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Plans not approved by shareholders:
2009 Stock Option Plan	263,480	(1)	$10.62	6,421	(2)
2018 Equity and Cash Incentive Plan	—		—	500,000	(3)
Plan approved by shareholders	—		—	—

(1)

Effective January 4, 2012, the 2009 Riverview Financial Corporation Stock Option Plan (the “Option Plan”) was amended and restated to increase the number of common shares available under the Plan, in the aggregate, to 220,000 shares as compared with the originally provided 170,000 shares. On April 16, 2014, the 2009 the Plan was again amended and restated to increase the total number of shares of Common Stock by 130,000 shares, thus increasing the total number of available shares under the Plan to 350,000 shares.

(2)	Effective January 21, 2019, the 2009 Stock Option Plan expired so that the remaining shares are no longer available for issuance.
(3)	Effective April 18, 2019, the Board of Directors passed a resolution to eliminate the 2018 Equity and Cash Incentive Plan so that the remaining shares are no longer available for issuance.

The vesting schedule for all options issued under the Option Plan is a seven-year cliff, which means that the options are 100% vested in the seventh year following the grant date. All options expire ten years following the grant date. On December 18, 2013, the Board of Directors approved the acceleration of the vesting of 179,250 options that were granted and outstanding at that date. As a result of the merger with CBT Financial Corp. effective October 1, 2017, the remaining 177,579 options became fully vested. Additional information relating to the Option Plan can be found in Note 15 – Employee Benefit Plans in the Corporation’s Annual Report to shareholders.

Named Executive Officers

The following table provides information, as of December 31, 2018, about the Corporation’s named executive officers (“NEO”):

Name	Age	Principal Occupation For the Past Five Years and Position Held with Riverview Financial Corporation and Subsidiaries

Brett D. Fulk(1)	50	Mr. Fulk is the Chief Executive Officer and President effective January 2, 2019 and a director of Riverview Financial Corporation and Riverview Bank since June 30, 2015. Previously, he was the President of Riverview Financial Corporation and Riverview Bank since June 30, 2015 and the Chief Operations Officer from July 2011 to June 30, 2015. From November 2007 to June 2011, Mr. Fulk served as a Managing Director of Commercial Services, Pennsylvania division, Regional Executive, and Region President for Susquehanna Bank. From 1990 to 2007, Mr. Fulk served in the capacity of Region President in both the Northcentral PA and York Regions for CommunityBanks (which was acquired by Susquehanna Bank).

Kirk D. Fox(1)	51	Mr. Fox was the Chief Executive Officer of Riverview Financial Corporation and Riverview Bank, since June 30, 2015 and served as a director up to his resignation effective January 2, 2019. Previously, he held the position of President since December 31, 2008. Mr. Fox was an Executive Vice President of HNB Bancorp, Inc. and Chief Lending Officer of Halifax National Bank from August 2004 to December 31, 2008. Prior to that, Mr. Fox was Vice President and Commercial Loan Officer for Community Bank, where he worked since 1988. He formerly served as a director of HNB Bancorp, Inc. and Halifax National Bank since 2007. Mr. Fox’s qualifications include his extensive banking knowledge and his experience, leadership skills and familiarity with the communities served by the Bank.

Name	Age	Principal Occupation For the Past Five Years and Position Held with Riverview Financial Corporation and Subsidiaries

Scott A. Seasock	61	Mr. Seasock is the Chief Financial Officer of Riverview Financial Corporation and Riverview Bank since August 2016. Previously, Mr. Seasock served as the Chief Financial Officer of Peoples Financial Services Corp., Scranton, Pennsylvania and Executive Vice President, from January 2010 to April 2016. Prior to Peoples Financial Services, he served as an Executive Vice President and Chief Financial Officer of Comm Bancorp. Inc. from 1989 to 2010.

(1)	Effective January 2, 2019, Mr. Fox resigned from the Corporation and Mr. Fulk was appointed Chief Executive Officer and President.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions and what we believe are the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner in which compensation is awarded to and earned by our Named Executive Officers (“NEOs”) (as defined in the Summary Compensation Table contained within this document) and places into perspective the data presented in the tables and narratives that follow.

Compensation Philosophy and Overview

We believe that the most effective compensation program is one that is designed to reward the achievement of our financial and strategic goals, and which aligns executives’ interests with those of our shareholders.

Traditionally, the compensation paid to our executive officers had three principal elements: a base salary, discretionary cash bonus and discretionary equity-based compensation award, which has historically taken the form of stock options in those years where awards were granted. In addition, we provide our executive officers with a variety of benefits that, in most cases, are available generally to all of our salaried employees. We view each component of compensation as related but distinct. Although the Committee reviews the total compensation of our executive officers, we do not believe that significant compensation derived from one component of compensation should necessarily negate or reduce compensation from other components. We do believe that the executive compensation package should be fair and reasonable, when taken as a whole.

We have not adopted any formal policies or guidelines for allocating compensation between long-term and currently paid out compensation or between cash and non-cash compensation. However, our philosophy is to keep cash compensation at a competitive level while providing the opportunity to our executives for significant reward through equity if our Corporation and our stock price perform well over time.

Role of Consultants

In 2018, the Compensation Committee hired the Blanchard Consulting Group to provide advice on several projects, including review of the total compensation of Riverview’s top five executives for purposes of setting 2019 compensation, review and design of an annual incentive plan, design of a long-term incentive plan, review of executive benefit plans and employment contracts, review of the Compensation Committee’s Charter and review of total compensation paid to directors.

Riverview does not have a policy that limits the other services that an executive compensation consultant can perform. Riverview has not engaged Blanchard Consulting for any other projects except for those directed by the Committee and which were limited to engagements involving the compensation of the executives and compensation of Riverview’s directors. Specific instructions and directions given to Blanchard Consulting and fees to be paid were generally outlined in an engagement letter with respect to the scope and performance of Blanchard Consulting’s duties for each project.

Role of Executive Officers in Compensation Decisions

Our Chief Executive Officer annually reviews the performance of each of our other executive officers. The conclusions reached by our Chief Executive Officer and his recommendations based on his review, including recommendations regarding salary adjustments, incentive awards and equity award amounts, are presented by the Chief Executive Officer to the Compensation Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives. The Board of Directors makes all final compensation decisions for each of our executive officers.

Committee meetings typically have included, for all or a portion of each meeting, not only the Committee members but also our Chief Executive Officer. Our Chief Executive Officer does not participate in any portion of such meetings regarding his own compensation.

Role of the Compensation Committee

The Compensation Committee currently consists of Kevin D. McMillen, Chairman, Maureen M. Gathagan, David W. Hoover, Joseph D. Kerwin and Andrew J. Kohlhepp. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates and is an independent director under applicable NASDAQ standards applicable to Compensation Committee service.

The Compensation Committee’s underlying philosophy, as endorsed by the Board, regarding the Bank’s executive compensation program is to maintain a compensation program that is equitable in a competitive marketplace, provide opportunities that integrate pay with the Bank’s annual and long-term performance, encourage achievement of strategic objectives and creation of shareholder value, recognize and reward individual initiatives and achievements, and allow the Bank to attract, retain and motivate talented executives. The Committee ensures that our executive compensation and benefits program is consistent with our compensation philosophy and our corporate governance guidelines and makes recommendations to the Board, which has the final decision making authority regarding executive officers’ total compensation. Annually, the Executive and Compensation Committees review the performance of the Chief Executive Officer and make a recommendation to the Board of Director regarding salary adjustments, incentive awards and equity award amounts. The Chief Executive Officer’s total compensation is subject to the approval of the Board, which has final decision making power over the Chief Executive Officer’s compensation.

The Committee reviews our overall compensation strategy at least annually to ensure that it promotes shareholder interests, supports our strategic and tactical objectives and provides for appropriate rewards and incentives for our executive officers.

Use of Peer Groups

The Compensation Committee annually reviews the components of the named executive officers’ compensation program in comparison with peer banks. The relevant comparator group for compensation and benefits programs consists of financial institutions of like size and geographically located in an area where the Corporation competes for the same talent. Salary and benefit information is gathered from proxies of financial institutions and salary surveys. In 2018, the Corporation used survey data from SNL Financial to educate itself as to the trends in compensation. The SNL Financial survey provided ranges of salaries for like-size and geographically similar financial institutions.

For 2019, in order to ensure competitive executive compensation practices, the Corporation benchmarked its executive compensation, including base and incentive compensation, as well as the overall compensation package, against a defined peer group of similar financial service organizations. The Committee worked with its consultant to develop the peer group of bank holding companies for the purpose of making this analysis. The peer group includes bank holding companies that, at the time of selection in 2018, were generally comparable to Riverview in terms of asset size, although they were not necessarily comparable in terms of financial performance. The peer group will be used to assist in the determination of base salary, equity-based compensation and awards, benefits and long-term incentives by comparing Riverview’s financial performance and compensation practices relative to the peer group average, mean and median compensation levels for similar positions within the peer group.

The members of the peer group as of December 31, 2018 were:

Peoples Financial Services Corp.	Summit Financial	Mid Penn Bancorp. Inc.
ESSA Bancorp. Inc.	Codorus Valley Bancorp, Inc.	MBV Financial
Orrstown Financial Services, Inc.	Penns Woods Bancorp, Inc.	ACNB Corporation
Premier	Citizens Financial	Citizens & Northern Corporation
FNBC Bancorp	Franklin Financial	QNB Corp
Norwood Financial Corp.	DNB Financial Corporation	ENB Financial
Emclaire Financial

Components of our Executive Compensation Program

Base Salary

A competitive base salary is necessary to attract and retain talented executives. The base salary for each named executive officer is determined based upon experience, expected personal performance, salary levels that are in place for comparable positions within the industry, and responsibilities assumed by the named executive officers. While a named executive officer’s initial salary is determined by an assessment of competitive market levels, the most significant factor in determining base salary increases is individual performance and annual peer analysis. The Compensation Committee evaluates NEO base salary levels on an annual basis. The Corporation usually grants annual increases to executives in an effort to reward performance as well as to reflect changes in responsibilities and the competitive environment in the market.

In establishing base salaries for the named executive officers for 2018, the Compensation Committee considered the Corporation’s financial performance in comparison with historical trends and SNL peer group and market-based industry data. In consideration of the general economic conditions prevailing in 2018 and the Corporation’s financial performance, and to maintain a competitive salary base for the named executive officers, the Committee determined that an increase in base salary for 2018 for all NEO’s in the amounts shown in the Summary Compensation Table was appropriate.

Discretionary Cash Bonuses

The Committee believes that discretionary cash bonus compensation for executives should be directly linked to our overall corporate financial performance and individual performance. Bonuses are paid at the discretion of the Board of Directors if the Board is of the opinion that such an award is merited. The bonuses are designed to align NEO’s interests with those of shareholders by linking the Corporation’s performance to such a cash award. With the exception of Messrs. Fox and Bibak, an annual bonus was paid to the remaining NEO’s in 2018 as set forth in the Summary Compensation Table on the basis of the record financial performance achieved by the Corporation during 2018, their respective roles in the successful integration of the CBT merger and core system conversion during 2018, as well as their individual levels of performance as determined by the Compensation Committee and the Board of Directors. Relative to Mr. Fulk, additional consideration was given to his acceptance of acting in the newly combined role of Chief Executive Officer and President following Mr. Fox’s departure from the Corporation.

Equity-Based Compensation

The Corporation believes in providing long-term compensation consisting of equity grants in order to focus executives on delivering long-term performance and shareholder value and to act as a balance to short-term incentives, ensuring a focus on the long-term stability of the organization. The Corporation incorporates vesting terms into its equity awards that encourage executive retention, where grants of equity awards will vest over a period of years in order to serve as an inducement for our executives to remain in the employ of our Corporation. The Corporation believes in equity award levels that are fair and market competitive, both in isolation and in the context of total compensation.

Additionally, we believe that our executives should have a greater percentage of their compensation at risk as compared with our other employees. Since our executives do not benefit from stock options, or experience an increase in the value of restricted stock awards that have been made, unless the price of our stock increases after the grant date as compared with the grant price, they clearly provide our executives with an added incentive to build shareholder value.

The potential for awards is reviewed annually, although shares will not necessarily be awarded each year, depending upon the Corporation’s financial performance. Although the Corporation has not made equity grants to its executives in the past several years, we intend to offer stock-based compensation as a significant component of executive compensation using the new 2019 Equity Incentive Plan.

The Corporation has several tools currently available to grant equity awards, including the Riverview Financial Corporation Equity and Cash Incentive Compensation Plan (the “2018 Plan”), which was adopted as a means to (i) align the interests of key individuals with shareholders by encouraging and creating ownership of Common Stock; (ii) enable the Corporation to attract and retain qualified individuals; (iii) provide meaningful long-term equity and cash-based rewards and incentive opportunities to persons who are in a position to make significant contributions toward Corporation objectives; (iv) reward individual performance; and (v) allow the Corporation to be competitive with its peers. The 2018 Plan provides for the issuance of up to 500,000 shares of common stock, which can be awarded in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares and performance compensation awards. Awards under the 2018 Plan may also be satisfied through cash payments. Awards made under the 2018 Plan that have time or service-based vesting and are not subject to performance requirements, vest three years from the grant date. Effective April 18, 2019, the Board of Directors terminated the 2018 Plan.

In March 2019, the Committee evaluated and adopted, with the assistance of Blanchard Consulting, the Riverview Financial Corporation 2019 Equity Incentive Plan (the “2019 Plan”) that is designed to reward executive officers with cash and equity based compensation that is connected to the achievement of identified strategic goals and objectives, including both financial and non-financial objectives. The 2019 Plan is subject to the approval of the shareholders of the Corporation at this Annual Meeting. The 2019 Plan provides for the issuance of up to 1,140,000 shares of common stock, which can be awarded in the form of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, performance shares and performance compensation awards. For more information about the 2019 Plan – see the heading within this document, Proposal 2: Approval and Adoption of the Riverview Financial Corporation 2019 Equity Incentive Plan.

No equity awards were made during fiscal year 2018.

Retirement and other Executive Benefits and Perquisites

All of our executives are eligible to participate in our employee benefit plans, including medical, dental, vision, life insurance, 401(k) and Employee Stock Purchase plans. These plans are available to all salaried employees and do not discriminate in favor of executive officers. It is generally our policy not to extend significant perquisites to our executives that are not available to our employees. We have no current plans to make changes to levels of benefits and perquisites generally provided to executives.

The Bank maintains Supplemental Executive Retirement Plan (“SERP”) agreements that provide specified benefits to certain key executives, which include Messrs. Fox, Fulk and Bibak. The agreements were specifically designed to encourage key executives to remain as employees of the Bank. The agreements are unfunded, with benefits paid from the Bank’s general assets. After normal retirement, benefits are payable to the executives or their beneficiaries in equal monthly installments for a period of 15 years for Messrs. Fox and Bibak and 15 and 20 years for Mr. Fulk. There are provisions for death benefits should a participant die before his retirement date and the agreements are subject to change in control and other provisions.

As a result of Messrs. Fox and Bibak’s resignations, SERP payments will commence August 2019 in accordance with terms of their agreements. The interest rate on the unpaid balance of the SERP is fixed at 4.00%.

Messrs. Fox and Fulk are entitled to the use of a Corporation provided vehicle while employed, while Mr. Seasock receives an allowance for automobile use. In addition, Mr. Fox is entitled to a membership at a country club during his employment. These provisions are viewed as a normal and reasonable benefit in a highly competitive financial service industry.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks or insider participation that would require disclosure under applicable proxy rules.

COMPENSATION TABLES

The following table summarizes the total compensation for Kirk D. Fox, Riverview Financial Corporation’s Chief Executive Officer, Brett D. Fulk, Riverview Financial Corporation’s President, and Scott A. Seasock, Riverview Financial Corporation’s Chief Financial Officer during 2018, for the prior two (2) fiscal year-ends. These individuals are referred to as the “Named Executive Officers.”

Mr. Fox resigned from the Corporation effective January 2, 2019 and Mr. Fulk was then appointed Chief Executive Officer and President.

2018 Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus	Option Awards(1)	Non-qualified Deferred Compensation Earnings	All Other Compensation		Total
Brett D. Fulk	2018	$400,000		$150,000	$—	$4,696	$58,154	(2)	$612,850
Chief Executive Officer and President	2017	340,284		100,000	—	4,416	42,338	(3)	487,038
Kirk D. Fox	2018	425,000		—	—	24,720	114,276	(4)	563,996
Former Chief Executive Officer	2017	355,596		100,000	—	20,593	51,562	(5)	527,751
Scott A. Seasock	2018	205,000		30,000	—	—	9,450	(6)	244,450
Chief Financial Officer	2017	196,567		25,000	18,700	—	9,405	(7)	249,672
Michael J. Bibak	2018	150,000	(6)	—	—	2,568	107,983	(8)	260,551
Former Chief Operations Officer	2017	54,979	(7)	100,000	—	342	11,236	(9)	166,557

(1)

Option awards are valued based upon the Black-Scholes option valuation model. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model, which was estimated to be $1.87 per share for the options granted in 2017. Additional details are set forth in footnote 15 to our consolidated financial statements in our Annual Report on Form 10-K.

(2)

Includes an automobile allowance for personal use of $8,217; 401(k) match of $10,999; life insurance premiums of $450; private and country club membership of $2,500; and change of $35,988 in accrued pension value of supplemental retirement plan.

(3)

Includes an automobile allowance for personal use of $5,039; 401(k) match of $5,149; life insurance premiums of $405; private and country club membership of $5,135; change of $15,360 in accrued pension value of supplemental retirement plan; and a director fee of $11,250.

(4)

Includes an automobile allowance for personal use of $3,165; 401(k) match of $11,000; life insurance premiums of $468; country club membership of $1,665; change of $45,478 in accrued pension value of supplemental retirement plan; bank contribution to deferred compensation plan of $10,000; and lump sum payment of $42,500 for unused paid time off.

(5)

Includes an automobile allowance for personal use of $2,357; 401(k) match of $7,161; life insurance premiums of $421; change of $20,373 in accrued pension value of supplemental retirement plan; bank contribution to deferred compensation plan of $10,000; and director fee of $11,250.

(6)	Includes life insurance premiums of $450; and an automobile allowance for personal use of $9,000.
(7)	Includes life insurance premiums of $405; and an automobile allowance for personal use of $9,000.
(8)

Mr. Bibak resigned from the Corporation effective July 2, 2018 (the “separation date”). The amounts shown reflect his earnings for the portion of 2018 during which he was employed and include an automobile allowance for personal use of $733; 401(k) match of $6,240; life insurance premiums of $225; country club membership of $1,614; change of $17,964 in accrued pension value of supplemental retirement plan prorated to his separation date; severance payment of $37,500; lump sum payment of $31,377 for unused paid time off; and lump sum payment of $12,330 for the Bank’s portion of health insurance costs.

(9)

Mr. Bibak was not employed by the Corporation until October 1, 2017. The amounts shown reflect his earnings for the portion of 2017 during which he was employed and include 401(k) match of $2,476 and change of $8,760 in accrued pension value of supplemental retirement plan, both prorated from October 1, 2017.

Mr. Fulk is party to a three-year employment agreement with the Corporation. On every anniversary date of the agreement, the employment period is extended automatically for one additional year, unless notice of nonrenewal is given. The agreement provides that Mr. Fulk may participate in those employee benefit plans for which he is eligible. It also provides that if Mr. Fulk’s employment is terminated by the Bank without cause or, if after a change in control, he is terminated without cause, or the Bank reduces his salary or benefits, changes his reporting responsibilities, duties or titles, and does not cure the issue after notice, he will receive three times his annual compensation plus the annual amount the Bank pays for employee benefits, which will be paid in 24 equal monthly installments beginning within 30 days from his separation of service.

Mr. Fox resigned from his employment with the Corporation on January 2, 2019, terminating the employment agreement Mr. Fox and the Corporation had previously entered into. The Corporation and the Bank entered into a Separation Agreement and Release (the “Agreement”) with Mr. Fox, under which the Bank will pay or provide Mr. Fox: (1) a gross amount of $1,767,125, with $441,781.25 to be paid on the first day of the seventh month following the date of resignation and the remaining amount to be paid in 18 equal monthly installments thereafter; (2) an annual benefit of $150,000, payable in 26 equal bi-weekly installments for a period of five years (the “Annual Benefit”) or, if earlier, until the date on which certain restrictive covenants of Mr. Fox as set forth in the Agreement cease, whether by breach of Mr. Fox, mutual agreement of the parties or by election of Mr. Fox if there is a change in control of the Corporation or Bank on or after the two-year anniversary of the date of his resignation; and (3) with continued participation in the Bank’s medical, dental and vision plans for the period during which he is receiving the Annual Benefit, provided he remains eligible to participate in such plans. The Agreement which includes non-competition, non-solicitation and confidentiality provisions, provides that Mr. Fox will provide certain consulting and post-termination services, and contains a release of claims by Mr. Fox. The payments to Mr. Fox under the Agreement are subject to forfeiture if Mr. Fox breaches certain obligations.

Mr. Bibak, whose service ended July 2, 2018, was party to a two-year evergreen agreement, which became effective October 1, 2017. The term of that agreement ended June 29, 2018, when Mr. Bibak received from the Corporation a Notice of Non-Renewal of Executive Employment Agreement. Effective July 2, 2019, Mr. Bibak signed a Confidential Separation Agreement and General Release and was paid severance in accordance with its terms, which provided for the following:

•	Severance payments of $375,000, less applicable taxes, payable in 60 equal monthly installments.

•	Payment for accrued unused paid time off.

•

Payment for Mr. Bibak’s portion of monthly costs for medical, dental and vision insurance coverage on a monthly basis through and including September 30, 2019 or until Mr. Bibak is eligible for such coverage through other means.

•	Receipt of Bank leased vehicle whereby the Bank shall pay a lump sum of $9,600 directly to the leasing company, coupled with funds provided by Mr. Bibak to pay the remaining lease obligation.

•	Payments in accordance with Mr. Bibak’s deferred compensation and SERP agreements.

•	Non-solicitation, non-competition and non-disclosure restrictions for a period of 36 months from the last day of Mr. Bibak’s employment with the Bank.

Mr. Seasock is party to a two-year term evergreen agreement, where the initial term will be automatically extended for successive additional one-year periods, unless notice of nonrenewal is given. The agreement provides that the executive may participate in those employee benefit plans for which he is eligible and will receive a monthly vehicle allowance of $750. The agreement contains a non-compete restricting the executive from competing with the Corporation within any county in which a branch or office of the Corporation is located for one year after the last day of employment with the Corporation. The agreement provides that if the executive terminates his employment for “good reason” or is terminated without cause, or if within 12 months of a change in control the executive terminates his employment for good reason or is terminated without cause, the Corporation will pay him two times his base salary plus one times the annual amount that the Bank pays for employee health care benefits for the executive, less applicable taxes and withholding, such amount to be payable in 12 equal monthly installments beginning within 30 days following his separation from service.

If the termination payments to be paid to Messrs. Fox and Fulk are determined to be subject to excise tax under Section 280G of the Internal Revenue Code, the Corporation will “gross up” the payment made to the executive so that he will receive, after application of the excise tax, the amount he would have otherwise received if Section 280G were not applicable.

In the Separation Agreement and Release, Mr. Fox agreed to a five year noncompetition and non-solicitation covenant covering any county of the Commonwealth of Pennsylvania where any Bank office or branch is located or any contiguous county.

Riverview maintains an “Executive Deferred Compensation” program in which Messrs. Fox, Fulk and Bibak participated, allowing the executives to defer payment of their base salary, bonus and performance- based compensation until a future date. Under this agreement, the estimated present value of the future benefits is accrued over the effective dates of the agreement at an interest rate that is declared annually by the Board of Directors. Accordingly, the Board of Directors declared the interest rate to be 5.72% for 2018 for these agreements during the deferral period. The rate is based on the five-year average of the 20-year CMT, plus 3%, with a minimum rate of 4%. The agreements are unfunded, with benefits to be paid from Riverview’s general assets.

As a result of Mr. Fox’s resignation, deferred compensation payments will commence August 2019 in accordance with his deferred compensation agreements. The interest rate on the balance of the unpaid deferred compensation is fixed at 4.83%.

Mr. Fulk elected to received deferred compensation payments at age 50. As a result of reaching age 50 during 2018, deferred compensation payments of $5,831.68 per month, payable over 60 months, commenced October 2018. The interest rate on the balance of the unpaid deferred compensation is fixed at 4.87%.

Due to Mr. Bibak’s resignation, deferred compensation payments will begin February 2019 for pre-2018 deferrals and April 2030 for 2018 deferrals. The interest rate on the balance of the unpaid deferred compensation is fixed at 4.89%.

Director Fees

Employee members of the Board of Directors received the equivalent of $15,000 per year as a retainer fee for serving on the Board until October 1, 2017. After October 1, 2017, employee directors are not separately compensated for being members of the Board of Directors.

Grants of Plan-Based Awards

The following table presents equity incentive plan awards outstanding at December 31, 2018 for each named executive officer and information relating to those option awards that were unexercised and option awards that had not yet vested as of that date:

Name	Number of securities underlying unexercised options (#): exercisable (1)	Number of securities underlying unexercised options (#): unexercisable (2)	Option exercise price ($/Share)	Option Expiration Date
Kirk D. Fox	25,000	—	$10.60	1/21/2019
	3,000	—	$10.60	9/16/2019
	20,000	—	$10.00	5/5/2024
	4,500	—	$13.05	11/18/2025
Brett Fulk	11,000	—	$10.60	12/07/2021
	10,000	—	$10.35	1/4/2022
	20,000	—	$10.00	5/5/2024
	4,500	—	$13.05	11/18/2025
Scott A. Seasock	10,000	—	$11.94	3/15/2027

(1)

December 7, 2011, the Board of Directors approved the reduction of the exercise price of the options granted in 2009 and 2011 from $13.00 per share to $10.60 per share, which was the fair market value of the stock at December 7, 2011. On December 18, 2013, the Board of Directors approved the acceleration of the vesting of 179,250 options that were outstanding on that date. As a result of the merger with CBT Financial Corp. effective October 1, 2017, the remaining 177,579 options became fully vested.

(2)	The vesting schedule for the “unexercisable” options is a seven-year cliff.

Directors’ Compensation

The following table summarizes the total compensation paid to the directors (other than directors who are Named Executive Officers and whose compensation in all capacities is stated in the Summary Compensation Table) during the year ended December 31, 2018. As noted, employee directors are not separately compensated for their service on the Board:

Name	Fees Earned or Paid in Cash (1)	Option Awards	Covenant Not To Compete Payment (2)	Total
Paula M. Cherry	$38,250	$—	$—	$38,250
Albert J. Evans	38,250	—	—	38,250
Maureen M. Gathagan	41,750	—	—	41,750
Howard R. Greenawalt	43,250	—	—	43,250
David W. Hoover	57,750	—	—	57,750
Charles R. Johnston, Jr. (2)	38,250	—	—	38,250
Joseph D. Kerwin	41,750	—	—	41,750
Andrew J. Kohlhepp	43,500	—	—	43,500
Kevin D. McMillen	45,750	—	—	45,750
Carl W. Metzgar	39,750	—	—	39,750
Timothy E. Resh	38,250	—	—	38,250
Marlene K. Sample	38,250	—	—	38,250
John G. Soult, Jr.	47,250	—	—	47,250
William E. Wood	50,750	—	—	50,750

(1)	Retainer fee for services as a director.
(2)	Retired from the Board effective 6/13/2019 Annual Meeting.

For 2018, the Chairman of the Board received an annual retainer of $30,000 while the Vice Chairman of the Board received a retainer fee of $27,500. The annual retainer fee for non-employee directors is $24,000. A fee of $750 is paid to each non-employee director for each Board meeting attended. Non-employee directors are paid $500 for each Board designated committee meeting that they attend in which they are an appointed committee member. Each non-employee director appointed to the Directors Loan committee receives $500 per month. All Board compensation is paid quarterly.

The Corporation maintains a Director Deferred Fee Agreement (“DDFA”) which allows electing directors to defer payment of their director fees until a future date. Under this agreement, the estimated present value of the future benefits is accrued over the effective dates of the agreement at an interest rate that is declared annually by the Board of Directors. Accordingly, the Board of Directors declared the interest rate to be 5.72% for 2018 for the Agreements with two former directors. The rate is based on the five-year average of the 20-year CMT, plus 3%, with a minimum rate of 4%.

The Corporation and its subsidiary, Riverview Bank, entered into a Director Emeritus Agreement (the “Agreement”) with its “founding” directors, effective November 2, 2011. In order to promote the orderly succession of the Board of Directors, the Agreement defines the benefits the Bank is willing to provide upon the termination of service as a director to those individuals who were directors of the Corporation as of December 31, 2011, as long as the director provides the services contemplated in the Agreement. The material terms of the Agreement are as follows:

•

The Bank will pay the director or the director’s beneficiary $15,000 per year, which may be increased at the sole discretion of the Board of Directors, for five years, payable in equal monthly installments in the following circumstances:

•

Upon termination of service as a director on or after the age of 65, provided the director has 10 or more years of continuous service at the date of termination and is willing to provide certain ongoing services for the Bank, which include being available to the Board for advice and consultation, continuing to act as a “Goodwill Ambassador” for the Bank, and avoiding any competitive arrangements that may be contrary to the best interests of the Bank;

•	Upon termination of service as a director due to a disability prior to the age of 65;

•

If the director is active as a director or director emeritus as of the date of a change in control of the Bank or the Corporation (as defined in Section 409A of the Internal Revenue Code), upon termination of services as a director on or after the age of 65, provided the director has 10 or more years of continuous services at the date of termination;

•	Upon the death of a director after electing to be a director emeritus.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than ten percent of any class of equity securities of the Corporation (collectively, “Insiders”) to file reports of their holdings of our common stock with the SEC and with the Nasdaq Stock Market on which our common stock is traded. Based on our records and other information available to us, we believe for the fiscal year ended December 31, 2018 , and prior fiscal years, all insiders timely filed all Section 16(a) reports, except that Messrs. Evans and Kohlhepp overlooked and failed to report all beneficially owned shares on their respective Form 3 filings, and Messrs. Fulk and Kerwin, respectively, filed one late report on Form 4 reporting one transaction in 2018.

RELATED PARTY TRANSACTIONS

Some of the Corporation’s directors and executive officers and the companies with which they are associated were customers of, and had banking transactions with, the Corporation’s subsidiary bank, Riverview Bank, during 2018. All loans and loan commitments made to them and to their companies were made in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the Bank, and did not involve more than a normal risk of collectability or present other unfavorable features. The Corporation anticipates that Riverview Bank will enter into similar transactions with its officers and directors in the future.

The Board of Directors must approve all related party transactions that are significant. In turn, the director or officer in question is excused from the Board meeting at the time approval of a related party transaction is considered by the Board.

Payments made during 2018 and 2017 to any director who is a partner in, or a controlling shareholder, or an executive of an organization that has made payments to, or received payments from, the Corporation or Bank for property or services have been within NASDAQ guidelines for defining director independence and below applicable SEC threshold for disclosure as a related party transaction.

PROPOSAL 2: APPROVAL AND ADOPTION OF THE RIVERVIEW FINANCIAL CORPORATION 2019 EQUITY INCENTIVE PLAN

Riverview’s shareholders are being asked to approve the Riverview Financial Corporation 2019 Equity Incentive Plan (the “2019 Plan”). A copy of the 2019 Plan is attached hereto as Exhibit A. The 2019 Plan was adopted by Riverview’s Board of Directors on March 28, 2019, subject to approval by the shareholders at this annual meeting. If approved by the shareholders, the 2019 Plan will become effective as of the date of this annual meeting.

The material terms of the 2019 Plan are summarized below. The summary is not intended to be a complete description of the 2019 Plan and is qualified in its entirety by the actual text of the 2019 Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Material Features of the 2019 Plan

General. The 2019 Plan provides that awards may be granted in any of the following forms: stock options, restricted stock, restricted stock units, performance awards or any or all of them, or any other right or interest relating to stock or cash.

The 2019 Plan authorizes up to 1,140,000 shares of common stock for issuance, subject to adjustment as described below. Awards that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, earned or otherwise becoming vested, will become available again for issuance under the 2019 Plan. The number of shares of common stock reserved for issuance under the 2019 Plan is reduced, on a one-for-one basis, for each share of common stock subject to a stock option grant, and on a two-for-one basis for each share of common stock issued pursuant to restricted stock awards or restricted sock units. Shares of common stock tendered or withheld in payment of the exercise price of any stock option or for purposes of satisfying tax withholding obligation do not become available for re-issuance under the 2019 Plan.

The 2019 Plan restricts the maximum number of shares of stock that may be granted to any one employee to 200,000 shares (all of which may be granted during a single calendar year as Stock Options, Restricted Stock and/or Restricted Stock Units). The maximum number of shares that may be covered by awards to non-employee directors during a single year is limited to $50,000 in total value (calculating the value of awards based on the grant date fair value for financial reporting purposes).

In the event of the Corporation’s acquisition of any other company, outstanding grants or rights earned or due under any compensation plan or arrangement of the acquired entity may be assumed or replaced with awards under the 2019 Plan, and any such grants or rights that are assumed or replaced by awards under the 2019 Plan in connection with an acquisition will reduce the 2019 Plan’s share reserve described above.

Administration. The 2019 Plan is administered and interpreted by a committee consisting of at least three (3) disinterested Board members (the “Committee”). To be “Disinterested,” a Board member cannot: (i) be a current employee; (ii) a former employee who receives compensation for prior services (other than benefits under a tax-qualified retirement plan); (iii) a past officer; (iv) be receiving compensation from the Corporation or a subsidiary in any capacity other than as a director except in an amount which would not require disclosure as a “Related Party” transaction; (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required as a “Related Party” transaction; and (vi) is an “independent director” under Nasdaq rules.

The decisions and actions taken by a majority of the Committee members present at any meeting at which a quorum is present are final and binding. The Committee may delegate some or all of its responsibilities, but members who are not “disinterested”, must abstain from participating in any discussion or decision to make or administer awards that are made to participants who, at the time of consideration for award, are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board has the discretionary authority to make plan-related determinations and interpretations.

Eligibility for Participation. Employees and directors of Riverview, Riverview Bank or any other subsidiary of Riverview may be granted awards under the 2019 Plan.

Awards. Under the terms of the 2019 Plan, the Board may award stock options, restricted stock, restricted stock units, performance awards or any or all of them, or any other right or interest relating to stock or cash, to eligible participants.

Stock Options – Stock options may be issued as incentive stock options (each an “ISO”) or non-qualified stock options. The Board fixes the exercise price for each stock option on the date of grant. The exercise price cannot be less than the fair market value of a share of common stock on the date of grant, determined by reference to the closing sales price of the common stock if it is listed on a nationally recognized stock exchange or, if it is not, as determined by the Board in good faith on the basis of objective criteria. If a participant holds more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation (a “10% Shareholder”), the exercise price per share of an ISO awarded to such person must be at least 110% of the fair market value of a share of common stock on the date of grant.

The Board also determines the exercise period of each stock option. The exercise period cannot exceed ten (10) years from the date of grant; where the recipient of an ISO is a 10% Shareholder, the exercise period cannot exceed five (5) years from the date of grant.

When an option is exercised, the exercise price may be paid (i) in shares of the Corporation’s common stock; (ii) with the proceeds of a sale by a third party of shares of common stock acquired upon exercise of the option, (iii) through net settlement using a portion of the shares obtained on exercise in payment of the exercise price; (iv) by check; (v) by other property acceptable to the Committee; or (vi) through any combination of the foregoing.

Restricted Stock – Each award of Restricted Stock shall, at the discretion of the Committee, be either: (i) registered in the name of the participant and held by or on behalf of the Corporation pending vesting or forfeiture; or (ii) registered in the name of, and delivered to, the participant. No dividends or distributions are paid on Restricted Stock (including Performance Awards) until the Restricted Stock vests. Upon vesting, any cash dividends or distributions declared but not paid during the vesting period are paid to the participant within thirty (30) days and any stock dividends vest at the same time as the shares of Restricted Stock on which such dividends were paid. All unvested dividends are forfeited by participants to the extent the underlying Restricted Stock is forfeited. Except as otherwise determined by the Committee, a participant may vote his or her unvested, non-forfeited Restricted Stock.

Restricted Stock Units – A Restricted Stock Unit (“RSU”) is similar to Restricted Stock except that no shares of common stock are actually issued to the recipient on the date of grant. RSUs are paid out in shares of common stock, cash or a combination of cash and common stock. The Committee may impose conditions and restrictions on any RSU including a requirement that participants pay a stipulated purchase price for each RSU, vesting based on time or the attainment of performance measures, and holding requirements or sale restrictions. RSUs may be granted as Performance Awards, which are discussed below.

An RSU is non-transferable and subject to the provisions of the Plan and the applicable award agreement, during the period, if any, set by the Committee, commencing with the date of such RSU for which such participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber RSU.

A participant has no voting rights with respect to RSUs. No dividends are paid on RSUs unless the Committee, at the time of grant, also grants the recipient of an RSU the right to receive dividends declared on the Corporation’s common stock as though each RSU had been a share of common stock (i.e., “Dividend Equivalent Rights”). Dividend Equivalent Rights are payable either at the time the RSU vests or, if later, when the RSU is settled, as set forth in the applicable award agreement. If a RSU is intended to be performance-based, payment of the Dividend Equivalent Rights will be conditioned on the satisfaction of the performance criteria or any other vesting conditions. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such RSU are distributed to the participant.

Performance Awards – The vesting of a Performance Award consisting of Restricted Stock or an RSU may be conditioned on the achievement of one or more objective performance measures, as may be determined by the Committee. Performance measures that may be used include a wide variety of financial metrics relating to stock performance, company operating performance and achievement of strategic business objectives, among others.

Performance measures may be based on the performance of the Corporation as a whole or on any one or more subsidiaries or business units of the Corporation or a subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. A performance award may provide that partial achievement of performance measures result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. The Committee may modify performance measures due to changes in the business, operations, corporate structure or capital structure of the Corporation or the manner in which the Corporation or its Subsidiaries conducts its business or other events or circumstances that render current performance measures to be unsuitable. Performance measures will be modified, to the extent applicable, to reflect a change in the outstanding shares of common stock of the Corporation by reason of any stock dividend or stock split, or a corporate transaction, such as a merger or any partial or complete liquidation by the Corporation or a Subsidiary.

Vesting of Awards. The Committee specifies the vesting schedule or conditions of each award, provided that no award may vest earlier than the first anniversary of the date of grant with the exception of (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Corporation or any of its subsidiaries, (ii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan.

Change in Control. Except as otherwise provided in the 2019 Plan or as set forth in the terms of any award agreement or employment, change in control, or severance agreement:

•

At the time of an Involuntary Termination (defined below) at or following a Change in Control (defined below), all stock options will become fully earned and will be exercisable for a period of one year following the participant’s Involuntary Termination.

•

At the time of an Involuntary Termination at or following a Change in Control, all Restricted Stock and RSUs shall become fully earned and vested immediately except that any awards, the vesting of which are based on satisfaction of performance-based conditions, will be vested as specified in the following bullet.

•

In the event of a Change in Control, any performance measure attached to a Performance Award shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports, and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

“Involuntary Termination” means the termination of employment by the Corporation or a subsidiary other than for Cause (defined below) or termination of employment by an employee participant for “Good Reason”. If the participant is party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, Good Reason shall have the meaning provided in that agreement. Otherwise, “Good Reason” means resignation by the participant due to: a material diminution in participant’s base compensation, authority, duties or responsibilities; or a change of more than fifty (50) miles in the location of participant’s principal workplace that results in a material increase in participant’s normal commuting time. Unless already defined in a written agreement with the Corporation or a subsidiary (in which case that definition will apply), termination for “Cause” means termination because of a participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of Riverview Bank’s Code of Ethics, material violation of the applicable Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of Riverview Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of Riverview Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

“Change in Control” means consummation by the Corporation or Riverview Bank, in a single transaction or series of related transactions, of any of the following:

•

a merger or consolidation in which less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Corporation or Riverview Bank immediately before the merger or consolidation;

•

A person or persons acting in concert becomes the beneficial owner of 50% or more of a class of the Corporation’s or the Bank’s voting securities, excluding shares held in a fiduciary capacity by an entity of which the Corporation directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

•

During any period of two consecutive years, individuals who constitute the Corporation’s or the Bank’s Board of Directors at the beginning of the two-year period cease to constitute at least a majority of the Corporation’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Corporation or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

•	The Corporation or the Bank sells to a third party all or substantially all of its assets.

In the event that the settlement of, or distribution of benefits under, an award is triggered solely by a Change in Control, then a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

Effect of Termination of Employment. Unless otherwise provided by the Committee in the award agreement or except as set forth in an employment or severance agreement with the participant, awards held by a participant at termination of employment shall be treated as follows:

•

Termination for any reason other than disability, death or for Cause: options shall be exercisable only as to those shares that were immediately exercisable at the date of termination, and any such option must be exercised within three (3) months following termination or, if earlier, until its date of expiration; any Restricted Stock or RSU that has not vested as of the date of termination will expire and be forfeited.

•	Termination for Cause: all options not then exercised and all Restricted Stock and RSUs that have not vested shall expire and be forfeited.

•

Termination due to Disability or death: all options, whether or not then exercisable, will become exercisable and may be exercised for a period of one year following termination or the remaining unexpired term of the option, if less. All Restricted Stock and RSUs outstanding will vest, whether or not otherwise immediately vested.

•

Termination due to retirement: vested stock options are exercisable for one year following termination or, if earlier, until its date of expiration. Any option, shares of Restricted Stock or RSU not vested as of the date of termination shall expire and be forfeited.

Unless already defined in a written agreement with the Corporation or a subsidiary (in which case that definition will apply), “Disability” has the same meaning as Riverview Bank’s long-term disability plan; provide, however, if the award is subject to Internal Revenue Code Section 409A, “Disability” or “Disabled” shall mean that a participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

Adjustment Provisions. If the Corporation’s common stock is changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split, reverse split, spinoff, combination of shares, exchange of shares, extraordinary cash dividend, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation occurring after the effective date of the 2019 Plan, the aggregate number and kind of shares that may be issued under the Plan, and the number, kind and purchase price per share (if applicable) of shares subject to outstanding awards will be adjusted proportionately by the Committee, so that the proportionate interest of the grantee immediately following such event will, to the extent practicable, be the same as immediately before such event. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, outstanding awards in recognition of unusual or nonrecurring events or in response to changes in applicable laws, regulations, or accounting principles.

In the event of any merger, consolidation, or other business reorganization, outstanding stock options will be converted into stock options to purchase voting common equity securities of the surviving entity with substantially the same terms, conditions and economic benefit; provided that the Committee may instead provide for the cash out of such options.

Amendment and Termination of the 2019 Plan. The Board may modify, amend, or terminate the 2019 Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of shares of common stock represented in person or by proxy at a meeting of the shareholders will be required to materially increase the benefits to participants, increase the maximum number of shares of common stock that may be issued under the 2019 Plan or materially modify the requirements for participation in the 2019 Plan. No modification, amendment, or termination of the 2019 Plan shall adversely affect the rights of a participant under a grant previously made to the participant without the consent of such participant. The 2019 Plan will terminate on the ten year anniversary of its effective date unless terminated earlier by the Board.

Clawback. If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any participant who was an executive officer of the Corporation at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

New Plan Benefits and participants. Awards to participants under the 2019 Plan are indeterminable at this time because they are subject to the Board’s discretion. As a result, it is currently not possible to predict the number of shares of common stock that will be awarded or who will receive awards under the 2019 Plan after the Annual Meeting. Because the number of participants may change over time, and because the selection of participants is discretionary, it is not possible to determine the number of persons who will be eligible to receive awards under the 2019 Plan during its term. Historically, no awards have been granted under either the 2018 or the 2019 Plans.

Federal Income Tax Consequences

The Federal income tax consequences arising with respect to awards under the 2019 Plan will depend on the type of award. The following provides only a general description of the application of federal income tax laws to awards granted under the 2019 Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2019 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

A recipient may either receive an incentive stock option or a non-qualified stock option. An ISO (incentive stock option) is an option that is granted to an individual for any reason connected with his/her employment while also meeting certain statutory conditions and a non-qualified stock option is an option granted to employees that fails to meet any of the statutory conditions to be an ISO. The recipient of a stock option would not pay any tax at the time of grant. When an option is exercised on any non-qualified stock options, any excess of the fair market value of the affected shares over the total option price of those shares would be treated for federal tax purposes as ordinary income and any profit or loss realized on the subsequent sale or exchange of any share actually received on exercise would be taxed at capital gains rates. When an option is exercised on an ISO, the recipient would not pay any tax at the time of exercise of the grant, but will generally be taxed at capital gains rates when the stock received on the exercise of the option is subsequently sold. If the fair market value on the date of exercise of the shares with respect to which the non-qualified stock option was exercised exceeds the exercise price, Riverview would be entitled to deduct that amount. There is no deduction for Riverview upon the exercise of an ISO, but may claim a deduction if the employee sells the stock before the end of the required holding period.

With respect to Restricted Stock awards, the recipient would generally recognize ordinary income equal to the excess of the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over the amount, if any, paid for the shares. Riverview would be entitled to a tax deduction in the same amount. A recipient may elect to accelerate the recognition of ordinary income with respect to Restricted Stock awards to when the shares are granted. If an election is made to accelerate the recognition of ordinary income, the amount of ordinary income would be determined as of the accelerated tax date rather than as of the date when the applicable restriction expires. In such a case, Riverview’s tax deduction would be determined at the same time. Any subsequent gain or loss resulting from the sale or other disposition of such shares would be treated as a capital gain or loss.

A recipient normally would not realize taxable income upon the award of RSUs, but instead is taxed when the units vest. In that year, the recipient would recognize income equal to the fair market value of the shares of Riverview’s common stock received less the amount paid for the grant, if any, and Riverview would be entitled to a deduction in the same amount.

Performance Awards may be issued by Riverview as RSUs or Restricted Stock and will be taxed in accordance with the classification thereof as described in this Federal Income Tax Consequences section.

Vote Required for Approval. The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve a resolution to effect the 2019 Plan as follows:

RESOLVED, that the shareholders hereby approve the Riverview Financial Corporation 2019 Equity Incentive Plan.

The Board of Directors recommends that shareholders vote “FOR” approval and adoption of the Riverview Financial Corporation 2019 Equity Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee has:

•

reviewed and discussed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2018 with management and with Dixon Hughes Goodman LLP, the Corporation’s independent registered public accounting firm for 2018;

•

discussed with Dixon Hughes Goodman LLP the matters required under applicable professional auditing standards and regulations by the Public Company Accounting Oversight Board in Auditing Standard No. 16 “Communication with Audit Committees”.

•

received the written disclosures and the letter from Dixon Hughes Goodman LLP required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence” and has discussed with Dixon Hughes Goodman LLP, which is independent from the Corporation and its management; and

•

recommended, based on the reviews and discussions referred to above, to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

By the members of the Audit Committee of the Board of Directors:

Howard R. Greenawalt, Chairman

Charles R. Johnston, Jr.

Timothy E. Resh

Marlene K. Sample

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 25, 2016, the Audit Committee of the Board of Directors engaged Dixon Hughes Goodman LLP (“DHG”) to serve as the Corporation’s independent registered public accounting firm for the fiscal years ending December 31, 2017 and 2018. Aggregate fees billed by DHG for services rendered in the aggregate for the years ended December 31, 2018 and 2017 were as follows:

	2018	2017
Audit fees(1)	$227,457	$282,152
Tax fees(2)		9,250
All other fees(3)	9,200

Total	$236,657	$291,402

(1)

Audit fees include fees for the audit of the Corporation’s consolidated financial statements and interim reviews of the Corporation’s quarterly financial statements, comfort letters, consents and other services related to Securities and Exchange Commission matters.

(2)	Tax fees were for professional services rendered for preparation of the Corporation’s corporate tax returns and other tax compliance issues.
(3)	Other fees were for consultations concerning general accounting issues.

The Audit Committee pre-approves all auditing and permitted non-auditing services, including the fees and terms thereof, to be performed by its independent auditor, subject to the de minimus exceptions for non-auditing services permitted by the Exchange Act. However, these types of services are approved prior to completion of the services. The Audit Committee pre-approved all audit and permissible non-audit services provided by the independent auditors in 2018. These services may include audit services, audit related services, tax services and other services. The Audit Committee pre-approval process is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed backup documentation at the time of approval.

PROPOSAL 3: CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT;

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

On December 20, 2018, Riverview Financial Corporation, after review and recommendation of the Audit Committee of the Corporation’s Board of Directors, determined to appoint Crowe LLP (“Crowe”) as the Corporation’s new independent registered public accounting firm for and with respect to the year ending December 31, 2019, subject to completion by Crowe of its standard client acceptance procedures. The Corporation will dismiss Dixon Hughes Goodman LLC (“DHG”) from that role following the issuance of the Corporation’s audited financial statements and filing of its Annual Report on Form 10-K for the year ending December 31, 2018.

The report issued by DHG in connection with the audit of the Corporation for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, for the years ended December 31, 2018 and 2017, there were no disagreements with DHG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Corporation for such year. During the years ended December 31, 2018 and 2017, there were no “reportable events” as such term is defined within the meaning of Item 304(a)(1)(v) of S-K.

Prior to engaging Crowe, the Corporation did not consult with Crowe regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Crowe on the Corporation’s financial statements, and Crowe did not provide any written or oral advice that was an important factor considered by the Corporation in reaching a decision as to any such accounting, auditing or financial reporting issue.

Although shareholder approval of the selection of Crowe is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection as is a common practice among other publicly traded companies and consistent with sound corporate governance practices. If Riverview’s shareholders do not approve this proposal at the 2019 Annual Meeting, the Audit Committee will consider the results of the shareholder vote on this proposal when selecting an independent auditor for 2020, but no determination has been made as to what action, if any, the Audit Committee would take if shareholders do not ratify the appointment of Crowe. Representatives from Crowe are expected to be present at the Annual Meeting. While Crowe representatives will not have an opportunity to make a statement, they will be available to respond to appropriate questions.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Crowe LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2019.

ADDITIONAL INFORMATION

The Corporation’s 2018 Annual Report on Form 10-K for the year ended December 31, 2018 is being mailed with this proxy statement. Any shareholder may obtain a copy of Riverview Financial Corporation’s Annual Report for the year ended December 31, 2018, without charge, by submitting a written request to Scott A. Seasock, Chief Financial Officer of Riverview Financial Corporation, 3901 North Front Street, Harrisburg Pennsylvania 17110. The Form 10-K is also available on the Corporation’s website at https://www.riverviewbankpa.com/ under Investor Relations.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no matters other than those discussed in this proxy statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors and as permitted by applicable SEC rules.

Exhibit A

RIVERVIEW FINANCIAL CORPORATION

2019 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of the Riverview Financial Corporation 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Riverview Financial Corporation (the “Company”), and its subsidiary Riverview Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s shareholders through the ownership of additional common stock of the Company. The Plan also provides eligible Participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an incentive for them to remain in the service of the Company and the Bank. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon shareholder approval of this Plan, no further awards shall be granted under the Riverview Financial Corporation Amended and Restated 2009 Stock Option Plan, and such plan shall remain in existence solely for the purpose of administering outstanding grants thereunder.

Section 1.2    Administration. The Plan shall be administered by Disinterested Board Members of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3    Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)     Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. No Non-Qualified Options may be granted after the day immediately prior to the ten-year anniversary of the Effective Date. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)     Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)     Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)    Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.

Section 2.2    Stock Options.

(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; (iv) specify the Exercise Price; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Shareholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.

(c)    Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company; provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(d)    Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without shareholder approval.

(e)     Dividends. No dividends or Dividend Equivalent Rights shall be paid with respect to any Stock Options.

Section 2.3    Restricted Stock.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend or such other restrictive legend as the Committee, in its discretion, may specify:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Riverview Financial Corporation dated [DATE], made pursuant to the terms of the Riverview Financial Corporation 2019 Equity Incentive Plan, as amended from time to time, copies of which are on file at the executive offices of Riverview Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)     Dividends. No cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award (including Performance Awards) shall be paid to any Participant unless and until the Participant vests in such underlying Restricted Stock Award. Upon the vesting of a Restricted Stock Award, any cash dividends or distributions declared but not paid during the vesting period with respect to such Restricted Stock Award shall be paid to the Participant within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

(ii)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)     Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4     Restricted Stock Units.

(a)    Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)    Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)     Type of Award. A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units. Restricted Stock Units may be granted as Performance Awards.

(ii)     Non-Transferable. Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iii)     Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(iv)    Dividends. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units either at the time the Restricted Stock Unit vests or, if later, when the Restricted Stock Unit is settled, as set forth in the Award Agreement. If a Restricted Stock Unit is intended to be performance-based, payment of the Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria or any other vesting conditions. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5    Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.

(a)    Performance Measures. The performance measures may be based on any one or more of the following:

(i)    book value or tangible book value per share;

(ii)    basic earnings per share;

(iii)    basic cash earnings per share;

(iv)    diluted earnings per share;

(v)    diluted cash earnings per share;

(vi)    return on equity;

(vii)    net income or net income before taxes;

(viii)    cash earnings;

(ix)    net interest income;

(x)    non-interest income;

(xi)     non-interest expense to average assets ratio;

(xii)    cash general and administrative expense to average assets ratio;

(xiii)    efficiency ratio;

(xiv)    cash efficiency ratio;

(xv)    return on average assets;

(xvi)    cash return on average assets;

(xvii)    return on average shareholders’ equity;

(xviii)    cash return on average shareholders’ equity;

(xix)    return on average tangible shareholders’ equity;

(xx)    cash return on average tangible shareholders’ equity;

(xxi)    core earnings;

(xxii)    operating income;

(xxiii)    operating efficiency ratio;

(xxiv)    net interest rate margin or net interest rate spread;

(xxv)    growth in assets, loans, or deposits;

(xxvi)    loan production volume;

(xxvii)    non-performing loans;

(xxviii)    cash flow;

(xxix)     strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxx)    any other measure determined by the Committee; or

(xxxi)     any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of one or more items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.

(b)    Adjustments. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6    Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Awards to non-employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3.2 (subject to adjustment under Section 3.4); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award or acceleration in the event of death, Disability or an Involuntary Termination following a Change in Control in the terms of the Award Agreement or otherwise.

Section 2.7    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8    Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4 or in connection with a Change in Control, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death, or Termination of Service for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)    Upon Termination of Service for reason of Disability, or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired terms of the Stock Option, if less, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)    Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 – SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 1,140,000 shares of Stock (the “Share Limit”). Subject to Section 3.2(b), shares of Stock may be issued up to such Share Limit number pursuant to any type or types of Award; provided, however, that no more than 1,140,000 shares of Stock may be delivered pursuant to the exercise of Stock Options that are granted as ISOs. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of Awards shall be reduced by the number of shares of Stock previously granted under the Plan, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan; (ii) shares of Stock issued pursuant to Restricted Stock Awards or Restricted Stock Units shall count against the Share Limit as two (2) shares of Stock for every one share of Stock issued in connection with the Award; and (iii) shares of Stock issued pursuant to the exercise of Stock Options shall count against the Share Limit as one share of Stock for every one share of Stock to which such exercise relates. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Employees; Awards to Directors.

(a)    Limitation on Grants to Employees. The maximum number of shares of Stock that may be granted to any one Employee pursuant to Section 3.2 (all of which may be granted during a single calendar year) shall not exceed 200,000 shares (all of which may be granted as Stock Options, Restricted Stock and/or Restricted Stock Units), provided, however, that such limitation shall be subject to adjustment as provided in Section 3.4.

(b)    Awards to Non-Employee Directors. The maximum number of shares of Stock that may be covered by Awards granted to any non-employee Director during a single fiscal year shall be limited so that the value of the Awards does not exceed $50,000 in total value (calculating the value of any such Awards based on the grant date fair value for financial reporting purposes).

Section 3.4    Corporate Transactions.

(a)    General. If the shares of Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, spinoff, combination of shares, exchange of shares, extraordinary cash dividend, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kind of shares subject to the Share Limit and the number, kind and purchase price per share (if applicable) of shares subject to outstanding Awards shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, outstanding Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, any applicable requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 – CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a)    At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination.

(b)    At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions, will be vested as specified in subsection (c) hereof.

(c)    In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

Section 4.2    Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)    Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company or the Bank immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 50% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)    Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the shareholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 – COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.6 (except to the extent permitted pursuant to Section 2.6 hereof).

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(f)    The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and applicable regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, including the Compensation Committee of the Board of Directors of the Company, and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Committee, or any member of the Committee acting, as authorized, on behalf of the Committee.

ARTICLE 6 – AMENDMENT AND TERMINATION

Section 6.1    General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s shareholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 – GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

(c)    No Rights as a Shareholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability. ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Non-Qualified Options under the Plan; provided, however, that such transfers shall be limited in the same manner as set forth above for ISOs.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6    Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee or specified in an Award Agreement and no adverse accounting consequences are triggered under FASB ASC Topic 718 or its successor and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity, a Participant shall have the ability to direct the Company to satisfy up to his or her highest marginal tax rate of required federal, state and local tax withholding by, (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total maximum amount of tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the maximum amount of tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award up to the Participant’s highest marginal tax rate.

Section 7.9    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13    Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Pennsylvania, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19    Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20    Awards Subject to Clawback.

(a)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)    Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time-to-time, whether pursuant to Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

ARTICLE 8 – DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)    “10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)    “Board” means the Board of Directors of the Company.

(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the applicable Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)    “Committee” means the Committee acting under Article 5.

(j)    “Director” means a member of the Board of Directors of the Company or a Subsidiary. A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.

(k)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l)    “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (vi) is an “independent director” under the rules under the Nasdaq or other securities exchange or inter-dealer quotation system on which the Stock is listed or quoted. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(m)    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(n)    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)    “Fair Market Value” on any date, unless otherwise determined by the Committee, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(s)     A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)    a material diminution in Participant’s base compensation;

(ii)    a material diminution in Participant’s authority, duties or responsibilities;

(iii)     a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of the Change in Control and such relocation results in a material increase in Participant’s normal commuting time; or

(iv)    in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(t)    “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(u)    “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(v)    “ISO” has the meaning ascribed to it in Section 2.1(a).

(w)    “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(x)    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(y)    “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(z)    “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(aa)    “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(bb)    “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(cc)    “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65 (or age 72 as a Director). An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(dd)    “SEC” means the United States Securities and Exchange Commission.

(ee)    “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff)    “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(gg)    “Stock” means the common stock of the Company, no par value per share.

(hh)    “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ii)    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(jj)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury

Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.

(kk)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean local time of the Company;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    unless otherwise determined by the Committee, all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

RIVERVIEW FINANCIAL CORPORATION

REVOCABLE PROXY

FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Joseph D. Kerwin and Marlene K. Sample and either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Riverview Financial Corporation that the undersigned shareholder may be entitled to vote at the annual meeting of shareholders to be held on Thursday, June 13, 2019, at 10:00 a.m., local time, at the Toftrees Golf Resort and Conference Center, One Country Club Lane, State College, Pennsylvania, 16803, and at any adjournment or postponement of the meeting as follows:

1.    Election of four (4) Class 3 Directors to Serve for a Three-Year Term and until their successors are elected and qualified (except as marked to the contrary below):

Nominees

Albert J. Evans	David W. Hoover	Kevin D. McMillen	Carl W. Metzgar

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the space provided below:

2.	Approve and adopt the Riverview Financial Corporation 2019 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of Crowe, LLP, Certified Public Accountants, Washington D.C., as the independent registered public accounting firm for the fiscal year ending December 31, 2019.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the proxy holders are authorized to vote upon such other business as may be properly brought before the annual meeting and any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE

NOMINEES NAMED ABOVE, ALONG WITH A VOTE “FOR” PROPOSALS 2, 3 and 4.

This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned. If no specification is made, this proxy will be voted FOR the nominees and proposals listed above.

Dated:                     , 2019

Signature
Print name:

Signature
Print name:

Number of Shares Held of Record on April 15, 2019:

1.	This proxy must be dated, signed by the shareholder and returned promptly in the enclosed envelope.
2.	When signing as attorney, executor, administrator, trustee, or guardian, please state full title. If more than one trustee, all should sign.
3.	If stock is held jointly, each owner should sign.